UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2020

INNOVATIVE DESIGNS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51791	03-0465528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 cherry St, Pittsburgh, PA.	15223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   412.799.0350

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IVDN	OTCQB

Item 8.01 Other Events

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On November 23, 2020, the Registrant was informed that the Federal Trade Commission had file a notice of appeal in regard to case no. 16-CV--1669 filed on November 4, 2016, in the U.S. District Court Western District Court of Pennsylvania. The appeal is from the District Court’s September 24, 2020, Order granting the Registrant’s Motion for Judgment on Partial Findings Pursuant to Fed. R. Civ. P. 52(c) and subsequent Judgment in favor of Registrant and from the District Court’s February 14, 2020, striking Dr. David Yarbrough’s expert testimony.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Innovative Designs, Inc.
DATE: November 24, 2020
	By:	/s/ Joseph Riccelli
Joseph Riccelli, Chief Executive Officer

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